UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Loomis Sayles Bond Portfolio

Annual Report

December 31, 2010

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion

The Maxim Loomis Sayles Bond Portfolio outperformed its benchmark, the Merrill Lynch Government & Corporate Index, returning 12.77% versus 6.83% for the Index for the one-year period ended December 31, 2010. The Portfolio outperformed its multisector peer group, which had a median return of 10.99% for the period. The multisector Portfolio has the flexibilities to opportunistically utilize various fixed-income sectors including: investment grade corporate bonds, high yield bonds, as well as non-dollar denominated bonds.

Investor concern over the strength of the economic recovery was replaced with renewed optimism as 2010 progressed. Stronger macroeconomic data helped buoy investor sentiment. However, volatility increased mid-year. Europe’s sovereign debt problems were significant concerns, while investors continued to fear the tenuous state of the European banks and prospect for eurozone growth. Negative sentiment was compounded by uncertainty surrounding China’s impending monetary policy tightening and potential impact of the Gulf Coast oil spill. However as the year progressed, macroeconomic data strengthened, concerns subsided and risk trade was back on.

Liquidity returned to the corporate market, largely in the form of new issuance as firms sought to refinance amid favorable conditions. This trend supported both high yield and investment grade names. By year-end, spreads had narrowed and yields were lower than they started off at the beginning of the year. On a quality basis, investors were largely willing to incrementally give up quality for additional yield. On a sector basis, Financials saw a nice recovery as the top performing sectors of the year. Laggards tended to be more defensive in nature, including Utility and Consumer Non-Cyclical.

The Portfolio’s foreign currency exposure through non-USD denominated securities had a positive impact on performance. Holdings denominated in commodity-linked currencies such as the New Zealand dollar, Mexican Peso and Australian dollar were supported by renewed optimism on global economic growth. Risk trade momentum helped carry performance of investments in the Singapore dollar and Indonesian Rupiah. However the Euro continued to be plagued by sovereign debt solvency concerns. Looking forward, credit research and security selection will remain of paramount importance in seeking to generate excess returns given the dramatic spread tightening that has already occurred. The Portfolio will seek to continue to be well-diversified and we believe that over time, attractive prices and yields can present opportunities to utilize prudent security selection of our multisector approach.

The views and opinions in this report were current as of December 31, 2010 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2001	10,257.00	10,841.50
2002	11,393.48	12,028.64
2003	14,822.91	12,574.50
2004	16,450.47	13,096.60
2005	17,060.78	13,426.63
2006	18,954.53	13,940.20
2007	20,489.84	14,953.79
2008	16,035.35	15,694.30
2009	22,202.55	16,453.12
2010	25,037.29	17,576.87

Average Annual Total Returns for the Periods Ended December 31, 2010

One Year	Five Years	Ten Years
12.77%	7.97%	9.61%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Moody’s Rating as of December 31, 2010

Moody’s Rating	% of Portfolio Investments
AAA	23.42%
AA	4.01%
A	6.19%
BAA	17.84%
BA	18.25%
B	9.62%
C	7.24%
Withdrawn Rating	0.72%
Not Rated	6.21%
Short Term Investments	1.39%
Preferred Stock	3.33%
Common Stock	1.78%

Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (07/01/10 - 12/31/10)

Actual	$ 1,000.00	$ 1,048.77	$ 4.65

Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.67	$ 4.58

*Expenses are equal to the Portfolio's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.
Financial Reports for the Year Ended December 31, 2010 Maxim Loomis Sayles Bond Portfolio

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

BONDS

Par Value ($)		Value ($)

Aerospace & Defense — 0.44%
1,550,000	Bombardier Inc	1,583,594
	7.35% December 22, 2026
		$1,583,594

Agriculture — 0.31%
1,055,000	Corn Products International Inc	1,102,804
	6.63% April 15, 2037
		$1,102,804

Air Freight — 0.83%
913,951	Atlas Air Worldwide Holdings Inc ††	722,013
	8.77% January 2, 2011
327,733	Atlas Air Worldwide Holdings Inc	321,179
	9.06% January 2, 2014
1,112,384	Atlas Air Worldwide Holdings Inc *	1,056,765
	7.68% January 2, 2014
1,018,077	Atlas Air Worldwide Holdings Inc *	875,546
	7.63% January 2, 2015
		$2,975,503

Airlines — 3.02%
12,488	American Airlines Inc	12,551
	8.04% September 16, 2011
2,295,000	AMR Corp	2,599,087
	6.25% October 15, 2014
486,900	Continental Airlines Inc	485,683
	7.37% December 15, 2015
31,847	Continental Airlines Inc	32,007
	8.31% October 2, 2019
939,191	Delta Air Lines Inc †	972,063
	8.95% August 10, 2014
450,897	Delta Air Lines Inc	493,733
	9.75% December 17, 2016
546,000	Delta Air Lines Inc ‡	594,457
	9.50% September 15, 2014
1,226,963	Delta Air Lines Inc	1,300,581
	6.82% August 10, 2022
705,000	Qantas Airways Ltd ‡	750,205
	6.05% April 15, 2016
460,488	UAL	461,639
	6.64% January 2, 2024
2,653,501	UAL	3,064,794
	10.40% November 1, 2016
		$10,766,800

Automobiles — 2.84%
1,760,000	Ford Motor Co	1,676,400
	6.38% February 1, 2029
755,000	Ford Motor Co	730,463
	6.63% October 1, 2028
1,475,000	Ford Motor Co	2,948,156
	4.25% November 15, 2016
3,795,000	Ford Motor Co	4,065,394
	7.45% July 16, 2031
265,000	Ford Motor Co	267,650
	7.50% August 1, 2026
245,000	Ford Motor Co	243,775
	7.13% November 15, 2025
155,000	Ford Motor Co	160,425
	6.50% August 1, 2018
50,000	Ford Motor Co	48,375
	6.63% February 15, 2028
		$10,140,638

Banks — 0.71%
1,830,000	BAC Capital Trust VI	1,549,690
	5.63% March 8, 2035
1,000,000	Keycorp Capital III	990,185
	7.75% July 15, 2029
		$2,539,875

Biotechnology — 0.11%
250,000	Human Genome Sciences Inc	379,375
	2.25% August 15, 2012
		$379,375

Broadcast/Media — 0.59%
695,000	Clear Channel Communications Inc †	681,100
	5.00% March 15, 2012
415,000	Clear Channel Communications Inc	413,963
	6.25% March 15, 2011
765,000	Comcast Corp	743,171
	5.65% June 15, 2035
120,000	Historic TW Inc	132,509
	6.63% May 15, 2029
81,639	Liberty Media LLC	44,187
	3.50% January 15, 2031
75,000	Time Warner Inc	91,176
	7.63% April 15, 2031
		$2,106,106

Building Materials — 1.06%
1,400,000	Masco Corp	1,231,959
	6.50% August 15, 2032
865,000	Owens Corning Inc	891,219
	7.00% December 1, 2036
575,000	Owens Corning Inc	608,995
	6.50% December 1, 2016
1,220,000	USG Corp	1,067,500
	6.30% November 15, 2016
		$3,799,673

Canadian - Federal — 9.21%
7,880,000	Government of Canada	8,662,769
	4.25% June 1, 2018
5,295,000	Government of Canada	5,315,982
	1.00% September 1, 2011
13,645,000	Government of Canada	14,429,008
	5.25% June 1, 2012
4,340,000	Government of Canada	4,498,401
	3.75% June 1, 2012
		$32,906,160

Canadian - Provincial — 0.72%
2,313,090	Province of Alberta	2,563,429
	5.93% September 16, 2016
		$2,563,429

Chemicals — 3.03%
2,220,000	Borden Inc	1,798,200
	7.88% February 15, 2023
480,000	Borden Inc	440,400
	9.20% March 15, 2021
3,175,000	Chevron Phillips Chemical Co LLC ‡	3,829,730
	8.25% June 15, 2019
535,000	Hercules Inc	414,625
	6.50% June 30, 2029
3,675,000	Methanex Corp	3,535,993
	6.00% August 15, 2015
750,000	Methanex Corp	789,375
	8.75% August 15, 2012
		$10,808,323

Commercial Mortgage Backed — 0.13%
500,000	Community Program Loan Trust	471,015
	Series 1987-A Class A5
	4.50% April 1, 2029
		$471,015

Communications - Equipment — 0.63%
735,000	Ciena Corp ‡	916,912
	3.75% October 15, 2018
375,000	Motorola Inc	371,430
	6.63% November 15, 2037
325,000	Motorola Inc †	319,880
	6.50% November 15, 2028
798,000	Nortel Networks Corp @ ††	642,390
	2.13% April 15, 2014
		$2,250,612

Conglomerates — 0.35%
620,000	Textron Inc †	710,490
	7.25% October 1, 2019
500,000	Textron Inc	525,085
	5.60% December 1, 2017
		$1,235,575

Electric Companies — 1.26%
1,388,265	Bruce Mansfield Unit #	1,473,426
	6.85% June 1, 2034
28,000	Commonwealth Edison Co #	27,984
	4.75% December 1, 2011

1,010,000	Energy Future Holdings Corp	373,700
	6.50% November 15, 2024
1,225,000	Energy Future Holdings Corp	434,875
	6.55% November 15, 2034
395,000	Energy Future Holdings Corp	239,962
	5.55% November 15, 2014
310,000	Quezon Power Philippines Ltd	323,175
	8.86% June 15, 2017
455,000	White Pine Hydro LLC ‡ #	424,424
	6.96% July 10, 2037
300,000	White Pine Hydro LLC ‡ #	302,061
	6.31% July 10, 2017
1,000,000	White Pine Hydro Portfolio LLC ‡ #	887,590
	7.26% July 20, 2015
		$4,487,197

Electronic Instruments & Equipment — 1.84%
1,500,000	Agilent Technologies Inc	1,662,525
	6.50% November 1, 2017
825,000	Avnet Inc	880,156
	5.88% March 15, 2014
245,000	Avnet Inc	270,785
	6.63% September 15, 2016
950,000	Corning Inc	1,084,130
	7.25% August 15, 2036
2,625,000	Ingram Micro Inc	2,656,471
	5.25% September 1, 2017
		$6,554,067

Electronics - Semiconductor — 3.07%
325,000	Freescale Semiconductor Inc	339,625
	8.88% December 15, 2014
6,090,000	Intel Corp	7,300,388
	3.25% August 1, 2039
2,540,000	Intel Corp	2,530,475
	2.95% December 15, 2035
610,000	Kulicke & Soffa Industries Inc	580,262
	0.88% June 1, 2012
230,000	Micron Technology Inc	217,350
	1.88% June 1, 2014
		$10,968,100

Financial Services — 5.83%
1,000,000	Associates Corp of North America	1,092,949
	6.95% November 1, 2018
962,313	CIT Group Inc	965,922
	7.00% May 1, 2016
1,347,243	CIT Group Inc	1,350,611
	7.00% May 1, 2017
577,386	CIT Group Inc	578,829
	7.00% May 1, 2015
384,922	CIT Group Inc	392,620
	7.00% May 1, 2013
577,386	CIT Group Inc	583,160
	7.00% May 1, 2014
360,000	Citigroup Inc	344,955
	6.13% August 25, 2036
100,000	Citigroup Inc §	122,337
	3.63% November 30, 2017

125,000	Citigroup Inc	116,201
	5.88% February 22, 2033
60,000	Citigroup Inc	58,572
	5.85% December 11, 2034
5,255,000	General Electric Capital Corp	4,193,780
	6.50% September 28, 2015
400,000	General Electric Capital Corp	317,836
	6.75% September 26, 2016
552,000	GMAC Inc †	583,740
	8.00% December 31, 2018
979,000	GMAC Inc	1,054,873
	8.00% November 1, 2031
159,000	GMAC Inc	167,348
	6.75% December 1, 2014
255,000	GMAC Inc	273,487
	7.50% December 31, 2013
1,325,000	International Lease Finance Corp ‡	1,424,375
	8.63% September 15, 2015
460,000	International Lease Finance Corp	473,800
	8.25% December 15, 2020
37,900,127,200	JPMorgan Chase & Co ‡ **	3,941,032
	9.34% April 12, 2012
3,035,000	Lloyds TSB Bank PLC ‡	2,792,297
	6.50% September 14, 2020
		$20,828,724

Food & Beverages — 1.30%
360,000	Albertson’s Inc	270,000
	8.00% May 1, 2031
755,000	Albertson’s Inc	528,500
	6.63% June 1, 2028
580,000	Albertson’s Inc	446,600
	7.75% June 15, 2026
4,545,000	Albertson’s Inc	3,408,750
	7.45% August 1, 2029
		$4,653,850

Foreign Banks — 0.75%
3,110,000,000	Barclays Bank PLC	2,694,501
	3.68% August 20, 2015
		$2,694,501

Foreign Governments — 9.66%
16,400,000,000	Export-Import Bank of Korea ‡	1,786,712
	6.60% November 4, 2013
2,935,000	Government of Australia	3,012,029
	6.00% June 14, 2011
6,290,000	Government of Australia	6,497,808
	6.00% May 1, 2012
2,150,000	Government of Ireland	2,028,843
	5.40% March 13, 2025
3,100,000	Government of Ireland	3,124,110
	4.50% October 18, 2018
1,050,000	Government of Ireland	1,002,041
	4.50% April 18, 2020
175,000	Government of Ireland	169,329
	5.00% October 18, 2020
80,000,000	Government of Mexico	6,935,061
	8.00% December 7, 2023

1,280,000	Government of Norway	237,532
	5.00% May 15, 2015
28,530,000	Government of Norway	5,141,937
	4.25% May 19, 2017
19,430,000	Government of Norway	3,631,364
	6.50% May 15, 2013
700,000	Government of Portugual	727,660
	3.85% April 15, 2021
175,000	Government of Portugual	202,653
	4.80% June 15, 2020
		$34,497,079

Gold, Metals & Mining — 0.11%
255,000	Alcoa Inc	260,181
	6.75% January 15, 2028
140,000	Alcoa Inc	139,086
	5.87% February 23, 2022
		$399,267

Health Care Related — 3.21%
725,000	HCA Inc	667,000
	7.50% November 6, 2033
80,000	HCA Inc	82,200
	6.75% July 15, 2013
2,035,000	HCA Inc	2,075,700
	6.25% February 15, 2013
130,000	HCA Inc	127,075
	6.50% February 15, 2016
150,000	HCA Inc	147,375
	6.38% January 15, 2015
45,000	HCA Inc	44,325
	5.75% March 15, 2014
175,000	HCA Inc	161,437
	7.75% July 15, 2036
765,000	HCA Inc	734,400
	7.69% June 15, 2025
150,000	HCA Inc	147,000
	7.19% November 15, 2015
575,000	HCA Inc	564,938
	8.36% April 15, 2024
1,115,000	HCA Inc	1,023,012
	7.58% September 15, 2025
395,000	HCA Inc	362,412
	7.50% December 15, 2023
2,505,000	HCA Inc	2,185,613
	7.05% December 1, 2027
570,000	Omnicare Inc	635,550
	3.75% December 15, 2025
2,410,000	Owens & Minor Inc #	2,453,595
	6.35% April 15, 2016
55,000	Tenet Healthcare Corp	44,000
	6.88% November 15, 2031
		$11,455,632

Homebuilding — 2.29%
80,000	K Hovnanian Enterprises Inc †	57,000
	6.25% January 15, 2016
25,000	K Hovnanian Enterprises Inc †	20,625
	6.38% December 15, 2014

20,000	K Hovnanian Enterprises Inc	16,550
	6.50% January 15, 2014
1,925,000	Lennar Corp †	1,857,625
	5.60% May 31, 2015
3,615,000	Pulte Group Inc	2,675,100
	6.00% February 15, 2035
396,000	Pulte Group Inc	385,110
	5.20% February 15, 2015
695,000	Pulte Group Inc	524,725
	6.38% May 15, 2033
2,580,000	Toll Brothers Finance Corp	2,637,356
	5.15% May 15, 2015
		$8,174,091

Household Goods — 0.01%
26,000	Dixie Group Inc †	25,220
	7.00% May 15, 2012
		$25,220

Independent Power Producer — 0.42%
240,000	AES Corp	256,200
	7.75% March 1, 2014
180,000	Dynegy Holdings Inc	114,300
	7.13% May 15, 2018
415,000	Dynegy Holdings Inc	244,850
	7.63% October 15, 2026
2,220,000	NGC Corp Capital Trust I #	888,000
	8.32% June 1, 2027
		$1,503,350

Insurance Related — 2.68%
280,000	American International Group Inc	288,720
	5.85% January 16, 2018
80,000	American International Group Inc	81,011
	5.45% May 18, 2017
1,175,000	Hanover Insurance Group Inc	1,238,157
	7.50% March 1, 2020
125,000	Marsh & McLennan Cos Inc	114,296
	5.88% August 1, 2033
590,000	MBIA Insurance Corp ‡ §	317,125
	14.00% January 15, 2033
1,600,000	MetLife Inc	2,144,000
	10.75% August 1, 2069
810,000	MetLife Inc	761,400
	6.40% December 15, 2036
3,005,000	Mutual of Omaha Insurance Co ‡	2,842,120
	6.80% June 15, 2036
535,000	Penn Mutual Life Insurance Co ‡	482,382
	6.65% June 15, 2034
725,000	XL Capital Ltd	713,999
	6.25% May 15, 2027
575,000	XL Capital Ltd	578,890
	6.38% November 15, 2024
		$9,562,100

Investment Bank/Brokerage Firm — 0.82%
2,900,000	Morgan Stanley	2,929,795
	5.50% July 24, 2020
		$2,929,795

Machinery — 0.20%
665,000	Toro Co #	609,126
	6.63% May 1, 2037
95,000	Trinity Industries Inc	90,131
	3.88% June 1, 2036
		$699,257

Medical Products — 0.18%
620,000	Boston Scientific Corp	646,287
	6.00% January 15, 2020
		$646,287

Office Equipment & Supplies — 0.21%
750,000	Xerox Capital Trust I	763,125
	8.00% February 1, 2027
		$763,125

Oil & Gas — 3.98%
40,000	Allis-Chalmers Energy Inc	40,700
	8.50% March 1, 2017
110,000	Allis-Chalmers Energy Inc	111,650
	9.00% January 15, 2014
880,000	Anadarko Petroleum Corp	958,590
	6.38% September 15, 2017
1,725,000	Chesapeake Energy Corp	1,343,344
	2.25% December 15, 2038
660,000	Chesapeake Energy Corp	589,050
	2.50% May 15, 2037
995,000	Connacher Oil & Gas Ltd ‡	999,975
	10.25% December 15, 2015
1,200,000	DCP Midstream LLC ‡	1,245,996
	6.45% November 3, 2036
250,000	El Paso Corp	248,686
	7.80% August 1, 2031
2,000,000	El Paso Corp	1,848,128
	6.95% June 1, 2028
210,000	Parker Drilling Co	219,450
	9.13% April 1, 2018
1,500,000	Pioneer Natural Resources Co	1,567,508
	7.20% January 15, 2028
2,750,000	Plains All American Pipeline LP	2,890,459
	6.65% January 15, 2037
1,275,000	Plains All American Pipeline LP	1,399,919
	6.13% January 15, 2017
110,000	Weatherford International Ltd	112,347
	6.50% August 1, 2036
575,000	Williams Cos Inc	645,755
	7.50% January 15, 2031
		$14,221,557

Paper & Forest Products — 2.59%
120,000	Georgia-Pacific LLC	147,600
	8.88% May 15, 2031
540,000	Georgia-Pacific LLC	616,950
	8.00% January 15, 2024
635,000	Georgia-Pacific LLC	687,388
	7.25% June 1, 2028
5,850,000	Georgia-Pacific LLC	6,603,187
	7.75% November 15, 2029

685,000	Westvaco Corp	690,916
	7.95% February 15, 2031
490,000	Westvaco Corp	516,723
	8.20% January 15, 2030
		$9,262,764

Personal Loans — 2.95%
200,000	American General Finance Corp	189,000
	5.90% September 15, 2012
100,000	American General Finance Corp	77,500
	5.75% September 15, 2016
3,510,000	American General Finance Corp	2,834,325
	6.90% December 15, 2017
900,000	American General Finance Corp	708,750
	6.50% September 15, 2017
300,000	American General Finance Corp †	282,375
	4.88% July 15, 2012
200,000	American General Finance Corp	189,000
	5.38% October 1, 2012
400,000	American General Finance Corp †	363,000
	5.85% June 1, 2013
100,000	American General Finance Corp	78,875
	5.40% December 1, 2015
170,000	Ford Motor Credit Co LLC	182,684
	7.00% April 15, 2015
100,000	SLM Corp	96,336
	5.00% April 15, 2015
3,725,000	SLM Corp	3,871,623
	8.45% June 15, 2018
1,305,000	SLM Corp	1,331,057
	5.38% January 15, 2013
60,000	SLM Corp	61,245
	5.13% August 27, 2012
280,000	SLM Corp	267,592
	5.05% November 14, 2014
		$10,533,362

Pharmaceuticals — 1.18%
1,735,000	Elan Finance PLC	1,761,025
	8.88% December 1, 2013
565,000	Nektar Therapeutics	567,825
	3.25% September 28, 2012
840,000	Valeant Pharmaceuticals International	1,881,600
	4.00% November 15, 2013
		$4,210,450

Railroads — 0.08%
386,000	Missouri Pacific Railroad Co #	293,360
	5.00% January 1, 2045
		$293,360

Real Estate — 2.76%
850,000	Camden Property Trust	896,982
	5.70% May 15, 2017
135,000	Duke Realty LP	140,599
	5.95% February 15, 2017
50,000	Equity Residential	53,943
	5.13% March 15, 2016
2,640,000	Highwoods Realty LP	2,717,883
	5.85% March 15, 2017

2,200,000	Highwoods Realty LP	2,455,422
	7.50% April 15, 2018
815,000	Host Hotels & Resorts LP ‡	806,850
	2.63% April 15, 2027
375,000	iStar Financial Inc	344,063
	5.95% October 15, 2013
110,000	iStar Financial Inc	94,738
	5.85% March 15, 2017
1,565,000	iStar Financial Inc	1,455,450
	8.63% June 1, 2013
105,000	iStar Financial Inc †	94,762
	5.70% March 1, 2014
20,000	iStar Financial Inc	17,375
	6.05% April 15, 2015
270,000	iStar Financial Inc †	232,537
	5.88% March 15, 2016
395,000	ProLogis	419,408
	6.63% May 15, 2018
50,000	ProLogis	51,913
	5.75% April 1, 2016
60,000	ProLogis	62,967
	5.63% November 15, 2015
		$9,844,892

Retail — 1.72%
430,000	Dillard’s Inc	419,250
	6.63% January 15, 2018
1,070,000	Dillard’s Inc	995,100
	7.75% July 15, 2026
500,000	Dillard’s Inc	482,500
	7.88% January 1, 2023
850,000	Foot Locker Inc	867,000
	8.50% January 15, 2022
228,000	JC Penney Corp Inc	207,480
	6.38% October 15, 2036
525,000	Macy’s Retail Holdings Inc	514,500
	6.38% March 15, 2037
540,000	Toys R Us Inc	568,350
	7.88% April 15, 2013
2,125,000	Toys R Us Inc	2,082,500
	7.38% October 15, 2018
		$6,136,680

Savings & Loans — 0.70%
2,465,000	Residential Capital LLC	2,489,650
	9.63% May 15, 2015
		$2,489,650

Specialized Services — 2.97%
1,400,000	Alta Wind Holdings LLC ‡	1,493,184
	7.00% June 30, 2035
3,630,000	Case New Holland Inc	3,902,250
	7.75% September 1, 2013
1,300,000	DP World Ltd ‡	1,195,408
	6.85% July 2, 2037
544,691	PF Export Receivable Master Trust ‡	580,096
	6.44% June 1, 2015
100,845	Power Receivable Finance LLC ‡	100,900
	6.29% January 1, 2012

1,125,000	Ranhill Labuan Ltd ‡	1,023,750
	12.50% October 26, 2011
35,000	Western Union Co	34,625
	6.20% June 21, 2040
2,310,000	Western Union Co	2,283,389
	6.20% November 17, 2036
		$10,613,602

Supranationals — 5.97%
17,325,000	Inter-American Development Bank	13,851,522
	6.00% December 15, 2017
9,600,000	International Bank for Reconstruction & Development	7,477,498
	1.43% March 5, 2014
		$21,329,020

Telephone & Telecommunications — 6.62%
250,000	Alcatel-Lucent USA Inc	198,750
	6.50% January 15, 2028
4,555,000	Alcatel-Lucent USA Inc	3,598,450
	6.45% March 15, 2029
760,000	AT&T Corp	792,961
	6.50% March 15, 2029
405,000	AT&T Inc	418,264
	6.15% September 15, 2034
170,000	Axtel SAB de CV ‡	161,500
	9.00% September 22, 2019
170,000	BellSouth Corp	169,323
	6.00% November 15, 2034
35,000	BellSouth Corp	36,810
	6.55% June 15, 2034
775,000	Embarq Corp	846,206
	8.00% June 1, 2036
2,670,000	Level 3 Communications Inc ‡ #	2,516,475
	7.00% March 15, 2015
995,000	Level 3 Communications Inc #	937,787
	7.00% March 15, 2015
1,465,000	Level 3 Communications Inc	1,391,750
	3.50% June 15, 2012
125,000	Nextel Communications Inc	125,313
	6.88% October 31, 2013
1,210,000	Nextel Communications Inc	1,188,825
	5.95% March 15, 2014
485,000	Nextel Communications Inc	485,606
	7.38% August 1, 2015
1,580,000	Northern Telecom Capital @ ††	1,074,400
	7.88% June 15, 2026
250,000	Nortel Networks Ltd @ ††	55,000
	6.88% September 1, 2023
150,000	Qwest Capital Funding Inc	148,500
	7.63% August 3, 2021
3,500,000	Qwest Capital Funding Inc	3,535,000
	7.75% February 15, 2031
500,000	Qwest Corp	525,000
	7.25% September 15, 2025
45,000	Qwest Corp	44,212
	6.88% September 15, 2033
1,149,000	Sprint Capital Corp	1,005,375
	6.88% November 15, 2028
760,000	Sprint Capital Corp	750,500
	6.90% May 1, 2019

130,000	Sprint Capital Corp	131,300
	8.75% March 15, 2032
606,000	Sprint Nextel Corp	585,548
	6.00% December 1, 2016
465,000	Telecom Italia Capital SA	399,108
	6.38% November 15, 2033
470,000	Telecom Italia Capital SA	390,016
	6.00% September 30, 2034
1,960,000	US West Capital Funding Inc	1,832,600
	6.88% July 15, 2028
250,000	US West Capital Funding Inc	248,125
	6.50% November 15, 2018
65,000	Verizon Maryland Inc	57,226
	5.13% June 15, 2033
		$23,649,930

Tobacco — 0.86%
2,235,000	Reynolds American Inc	2,498,098
	6.75% June 15, 2017
545,000	Reynolds American Inc	566,654
	7.25% June 15, 2037
		$3,064,752

Transportation — 0.32%
1,650,000	APL Ltd #	1,130,250
	8.00% January 15, 2024
		$1,130,250

U.S. Government — 1.55%
5,630,000	United States of America T-Bond	5,538,512
	4.25% November 15, 2040
		$5,538,512

U.S. Municipal — 1.18%
1,855,000	Michigan Tobacco Settlement Finance Authority #	1,320,500
	7.31% June 1, 2034
4,620,000	Tobacco Settlement Financing Corp #	2,888,609
	6.71% June 1, 2046
		$4,209,109

Utilities — 0.16%
920,000	Calpine Corp @ †† ~ ^	0
	0.00% July 15, 2010
500,000	EQT Corp	581,754
	8.13% June 1, 2019
		$581,754

TOTAL BONDS — 93.41%		$333,580,768
(Cost $311,777,320)

COMMON STOCK

Shares		Value ($)

Biotechnology — 0.80%
81,282	Vertex Pharmaceuticals Inc ‡ ‡	2,847,309
		$2,847,309

Containers — 0.22%
26,029	Owens-Illinois Inc ‡ ‡	799,090
		$799,090

Electronic Instruments & Equipment — 0.28%
51,679	Corning Inc	998,438
		$998,438

Oil & Gas — 0.30%
42,007	Chesapeake Energy Corp	1,088,401
		$1,088,401

Pharmaceuticals — 0.15%
18,485	Valeant Pharmaceuticals International Inc	522,941
		$522,941

Unit Investment Trust — 0.04%
8,833	Dreyfus High Yield Strategies Fund †	39,042
5,114	DWS High Income Trust	48,020
7,484	Highland Credit Strategies Fund	56,729
		$143,791

TOTAL COMMON STOCK — 1.79%		$6,399,970
(Cost $4,987,313)

PREFERRED STOCK

Shares		Value ($)

Automobiles — 0.19%
12,400	General Motors Co ‡ ‡	670,964
		$670,964

Electric Companies — 0.35%
5,650	AES Trust III	276,850
2,255	New York State Electric & Gas Corp	153,340
25,000	Southern California Edison Co	544,500
3,600	Union Electric Co	280,800
		$1,255,490

Financial Services — 0.58%
1,484	Bank of America Corp	1,419,075
283	GMAC Inc ‡	267,462
9,608	Sovereign Capital Trust IV	393,928
		$2,080,465

Household Goods — 0.37%
31,225	Newell Financial Trust Inc	1,311,450
		$1,311,450

Oil & Gas — 0.34%
415	Chesapeake Energy Corp	37,765
30,000	El Paso Energy Capital Trust I	1,162,500
		$1,200,265

Personal Loans — 1.10%
75,633	Ford Motor Co Capital Trust II	3,923,462
		$3,923,462

Real Estate — 0.01%
2,000	FelCor Lodging Trust Inc ‡‡	49,312
		$49,312

Telephone & Telecommunications — 0.41%
1,650	Lucent Technologies Capital Trust 1	1,460,250
		$1,460,250

Utilities — 0.01%
181	MDU Resources Group Inc	18,202
300	Xcel Energy Inc	21,066
		$39,268

TOTAL PREFERRED STOCK — 3.36%		$11,990,926
(Cost $10,309,296)

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

3,230,000	Federal Home Loan Bank	3,230,000
	0.00% January 3, 2011

TOTAL SHORT-TERM INVESTMENTS — 0.90%		$3,230,000
(Cost $3,230,000)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

1,246,883	Undivided interest of 4.66% in a repurchase agreement (Principal Amount/Value $26,757,000 with a maturity value of $26,757,624) with Household Bank Securities Inc, 0.21%, dated 12/31/10, to be repurchased at $1,246,883 on 1/3/11, collateralized by U.S. Treasury, 1.88%, 8/31/17 and Sallie Mae, 0.00%, 10/3/22, with a value of $27,292,595.	1,246,883

1,246,884	Undivided interest of 4.62% in a repurchase agreement (Principal Amount/Value $26,977,000 with a maturity value of $26,977,510) with BNP Paribas Securities Corp, 0.17%, dated 12/31/10, to be repurchased at $1,246,884 on 1/3/11, collateralized by various U.S. Government or agency securities, 0.00% - 10.35%, 1/4/11 - 2/9/40, with a value of $27,516,541.	1,246,884

1,246,884	Undivided interest of 4.58% in a repurchase agreement (Principal Amount/Value $27,211,000 with a maturity value of $27,211,514 with Merrill Lynch, Pierce, Fenner & Smith, 0.17%, dated 12/31/10, to be repurchased at $1,246,884 on 1/3/11, collateralized by GNMA, 2.63% - 9.50%, 10/15/11 - 4/15/53, with a value of $27,755,220.	1,246,884

1,248,879	Undivided interest of 4.58% in a repurchase agreement (Principal Amount/Value $27,239,000 with a maturity value of $27,239,605) with Barclays Capital Inc, 0.20%, dated 12/31/10, to be repurchased at $1,248,879 on 1/3/11, collateralized by U.S. Treasury, 0.38% - 0.63%, 6/30/12 - 9/30/12, with a value of $27,783,781.	1,248,879

TOTAL SECURITIES LENDING COLLATERAL — 1.40%		$4,989,530
(Cost $4,989,530)

TOTAL INVESTMENTS — 100.86%		$360,191,194
(Cost $335,293,459)

OTHER ASSETS & LIABILITIES — (0.86%)	$(3,080,339)

TOTAL NET ASSETS — 100%	$357,110,855

Legend

*	Security in default, some interest payments received during the last 12 months. At December 31, 2010, the aggregate market value of the securities was $1,932,311, representing 0.54% of net assets.
††	Security in default on interest payments during the last 12 months. At December 31, 2010, the aggregate market value of the securities was $2,493,803, representing 0.70% of net assets.
‡‡	Non-income Producing Security
‡	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.
†	A portion or all of the security is on loan at December 31, 2010.
@	Security in bankruptcy at December 31, 2010.
#	Illiquid security
§	Interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2010.
**	For zero coupon bond, the interest rate shown is the effective yield on date of purchase.
~	Security has no market value at December 31, 2010.
^	Security is fair valued at December 31, 2010.

Management determines the Portfolio’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total net assets. These industry classifications are unaudited.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

ASSETS:
Investments in securities, market value (including $4,869,957 of securities on loan) (1)	$360,191,194
Cash	27,875
Cash denominated in foreign currencies (2)	14,234
Dividends and interest receivable	4,774,929
Subscriptions receivable	913,801

Total assets	365,922,033

LIABILITIES:
Due to investment adviser	277,852
Payable upon return of securities loaned	4,989,530
Redemptions payable	3,543,796

Total liabilities	8,811,178

NET ASSETS	$357,110,855

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$2,907,164
Additional paid-in capital	334,689,435
Net unrealized appreciation on investments and foreign currency translations	24,898,452
Undistributed net investment income	944,614
Accumulated net realized loss on investments and foreign currency transactions	(6,328,810)

NET ASSETS	$357,110,855

NET ASSET VALUE PER OUTSTANDING SHARE	$12.28

(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	100,000,000
Outstanding	29,071,643

(1) Cost of investments in securities	$335,293,459
(2) Cost of cash denominated in foreign currencies	13,517

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Interest	$22,020,905
Income from securities lending	37,795
Dividends	1,025,968
Foreign withholding tax	(2,773)

Total income	23,081,895

EXPENSES:
Management fees	3,274,457

NET INVESTMENT INCOME	19,807,438

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	6,079,221
Change in net unrealized appreciation on investments and foreign currency translations	17,319,337

Net realized and unrealized gain on investments and foreign currency	23,398,558

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,205,996

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$19,807,438	$20,148,757
Net realized gain (loss) on investments and foreign currency transactions	6,079,221	(7,724,867)
Change in net unrealized appreciation on investments and foreign currency translations	17,319,337	95,279,081

Net increase in net assets resulting from operations	43,205,996	107,702,971

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,376,176)	(20,402,239)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	165,168,663	156,713,350
Reinvestment of distributions	23,376,176	20,402,239
Redemptions of shares	(219,549,917)	(181,375,941)

Net decrease in net assets resulting from share transactions	(31,005,078)	(4,260,352)

Total increase (decrease) in net assets	(11,175,258)	83,040,380

NET ASSETS:
Beginning of period	368,286,113	285,245,733

End of period (1)	$357,110,855	$368,286,113

OTHER INFORMATION:

SHARES:
Sold	13,523,916	14,977,018
Issued in reinvestment of distributions	1,940,244	1,856,969
Redeemed	(18,021,254)	(17,225,320)

Net decrease	(2,557,094)	(391,333)

(1) Including undistributed (overdistributed) net investment income	$944,614	$1,135,462

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.64	$8.91	$12.55	$12.58	$11.95

Income from Investment Operations

Net investment income	0.81	0.65	0.93	0.92	0.67
Net realized and unrealized gain (loss)	0.65	2.71	(3.60)	0.08	0.63

Total Income (Loss) From Investment Operations	1.46	3.36	(2.67)	1.00	1.30

Less Distributions

From net investment income	(0.82)	(0.63)	(0.91)	(0.92)	(0.67)
From net realized gains			(0.06)	(0.11)

Total Distributions	(0.82)	(0.63)	(0.97)	(1.03)	(0.67)

Net Asset Value, End of Period	$12.28	$11.64	$8.91	$12.55	$12.58

Total Return ±	12.77%	38.46%	(21.74%)	8.10%	11.10%

Net Assets, End of Period ($000)	$357,111	$368,286	$285,246	$389,403	$340,080

Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of Net Investment Income to Average Net Assets	5.44%	6.03%	6.24%	5.67%	5.31%

Portfolio Turnover Rate	20.79%	28.54%	27.70%	28.34%	36.73%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty portfolios; six of which became effective with the Securities and Exchange Commission on December 31, 2010, but were not yet capitalized. Interests in the Maxim Loomis Sayles Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek high total investment return through a combination of current income and capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are series of the fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income:
Corporate Bonds and Notes; Government and Government Agency Bonds and Notes (Domestic and Foreign)

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Commercial Mortgage Backed; Residential Mortgage Backed; Asset Backed Obligations

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include new issue data, monthly payment information, collateral performance, and third party real estate analysis.

Municipal Bonds

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields and material event notices.

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and US and foreign news sources.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Short Term Investments:	Amortized cost.

Security Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Level 3 investments in securities and warrants were not considered a significant portion of the portfolio.

As of December 31, 2010, the inputs used to value the Portfolio’s investments are detailed in the following table. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year. Level 3 investments in securities were not considered a significant portion of the portfolio.

Description*		Level 1		Level 2		Level 3		Total
Assets	$		$		$		$
Fixed Income:
Commercial Mortgage Backed		-		471,015		-		471,015
Corporate Bonds and Notes				227,643,845		4,422,599		232,066,444
Foreign Government and Government Agency Bonds and Notes		-		69,966,668		-		69,966,668
Municipal Bonds		-		4,209,109		-		4,209,109
U. S. Government and Government Agency Bonds and Notes		-		5,538,512		-		5,538,512
Other Debt		-		21,329,020		-		21,329,020
Equity Investments:
Domestic Common Stock		5,877,029		-		-		5,877,029
Foreign Common Stock		522,941		-		-		522,941
Preferred Stock		1,670,670		10,320,256		-		11,990,926
Short-term Investments and Securities Lending Collateral		-		8,219,530		-		8,219,530

Total	$	8,070,640		347,697,955		4,422,599		360,191,194

*Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2010:

Description		Corporate Bonds and Notes		Warrants		Total
Beginning Balance, January 1, 2010	$	10,898,000	$	41	$	10,898,041
Total realized gain (or losses)		-		-		-
Total unrealized gain (or losses) relating to instruments not held at reporting date§		-		(40)		(40)
Total unrealized gain (or losses) relating to instruments still held at reporting date§		178,067		-		178,067
Purchases, sales and corporate actions		(240,058)		(1)		(240,058)
Transfers into (out of) Level 3‡		(6,413,410)		-		(6,413,410)

Ending Balance, December 31, 2010	$	4,422,599	$	0	$	4,422,599

§Included in Change in net unrealized depreciation on investments on the Statement of Operations, and on the Statement of Changes in Net Assets.

‡Transfers into (out of) Level 3 are from (to) Level 2 and are due primarily to decreased (increased) observability of inputs in valuation methodologies.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Portfolio invests in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2010 were $30,452,079, $31,683,018 and 8.87%, respectively.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2010 were $19,729,411, $16,153,187 and 4.52%, respectively.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment advisor has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in Maxim Series Fund, Inc., may invest in repurchase agreement transactions that are jointly collateralized by various U.S. Treasury or Agency obligations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and distributes substantially all of its net taxable income and net capital gains each year. The Portfolio is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2010, the Portfolio does not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Portfolio did not incur any interest or penalties.

The Portfolio is not subject to examination by U.S. federal tax authorities for tax years before 2007, or state tax authorities for tax years before 2006.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2, and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and will adopt the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASC No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.90% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $261,000 for the year ended December 31, 2010. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $67,108,206 and $104,872,199, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $5,306,631and $0, respectively.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2010, the U.S. Federal income tax cost basis was $335,379,942. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $35,563,390 and gross depreciation of securities in which there was an excess of tax cost over value of $10,752,138 resulting in net appreciation of $24,811,252.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned. The security is also included in the Schedule of Investments. As of December 31, 2010 the Portfolio had securities on loan valued at $4,869,957 and received collateral of $4,989,530 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2010 and 2009 were from ordinary income in the amount of $23,376,176 and $20,402,239, respectively.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	977,935
Undistributed capital gains		-

Net accumulated earnings		977,935

Net unrealized appreciation on investments		24,811,252
Cumulative effect of other timing differences		(33,321)
Net unrealized appreciation on foreign currency		717
Capital loss carryforwards		(6,242,327)
Post-October losses		-

Tax composition of capital	$	19,514,256

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2010 the Portfolio reclassified permanent book and tax differences of $3,377,890 from accumulated net realized loss on investments and foreign currency transactions to undistributed net investment income. This adjustment has no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

For the year ended December 31, 2010, the Portfolio utilized $2,750,228 of capital loss carryforwards.

At December 31, 2010, the Portfolio had available for federal income tax purposes an unused capital loss carryforward of $6,242,327, which expires in the year 2017.

7. TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2010, 3% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Loomis Sayles Bond Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Loomis Sayles Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
February 25, 2011

Fund Directors and Officers

Maxim Series Fund, Inc. (“the Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 60 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey	Chairman, SGM Capital, LLC

(1943) (2011)

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Officers
Name (Year of Birth) Title Length of Time	Principal Occupations During Past 5 Years
Served
Mitchell T.G. Graye (1955) President 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer

2008 (as Treasurer and Investment Operations Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, MCM

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

	(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

	(3)	Compliance with applicable governmental laws, rules, and regulations;

	(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

	(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed April 30, 2010 (File No. 2-75503).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $390,120 for fiscal year 2009 and $418,850 for fiscal year 2010.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $79,500 for fiscal year 2009 and $84,800 for fiscal year 2010. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $144,625 for fiscal year 2009 and $238,700 for fiscal year 2010. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)[1] provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.[2]

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)[3] to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.[4] The Audit Committee may approve audit and non-audit

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2009 equaled $985,800 and for fiscal year 2010 equaled $1,060,100.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed April 30, 2010 (File No. 2-75503).

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 23, 2011

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

Date:	February 23, 2011